TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Fund Expenses                                                            3
      Financial Highlights                                                     4
      Performance Information                                                  5
      The Fund's Investment Objectives and
        Policies                                                               6
      How You Can Invest in the Fund                                           8
      How Your Shareholder Account is
        Maintained                                                            10
      How You Can Redeem Your Fund Shares                                     10
      How Net Asset Value is Determined                                       11
      Dividends                                                               11
      Tax Treatment of Dividends                                              12
      Shareholder Services                                                    12
      The Fund's Management and Investment
        Adviser                                                               14
      The Fund's Distributor                                                  14
      The Fund's Custodian and Transfer Agent                                 15
      Description of the Corporation and Its
        Shares                                                                15
ADDRESSES
DISTRIBUTOR:
     Legg Mason Wood Walker, Inc.
     111 South Calvert Street
     P.O. Box 1476, Baltimore, MD 21203-1476
     410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544

TRANSFER AND SHAREHOLDER SERVICING AGENT:
     Boston Financial Data Services
     P.O. Box 953, Boston, MA 02103

COUNSEL:
     Kirkpatrick & Lockhart
     1800 Massachusetts Avenue, N.W.,
     Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS:
     Coopers & Lybrand L.L.P.
     217 East Redwood Street, Baltimore, Maryland 21202

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[Recycled Logo] PRINTED ON RECYCLED PAPER

LMF-015



                                   PROSPECTUS
                                  MAY 1, 1996

                          AS AMENDED DECEMBER 24, 1996


                                   LEGG MASON
                                      TAX
                                     EXEMPT
                                  TRUST, INC.


                           PUTTING YOUR FUTURE FIRST



                               [Legg Mason Logo]

     THE LEGG MASON TAX EXEMPT TRUST, INC.
     PROSPECTUS

          Legg Mason Tax Exempt Trust, Inc. ("Corporation") is a money market fund seeking to produce high current income exempt from federal income tax, to preserve capital, and to maintain liquidity.
          The Corporation offers a single portfolio ("Fund"), which normally invests primarily in short-term, high-quality municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("TPI"). Shares in the Fund are issued and redeemed at net asset value, without an initial sales charge or redemption fee. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUND ATTEMPTS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL ALWAYS BE ABLE TO DO SO.
          This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1996 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from Legg Mason Wood Walker, Incorporated ("Legg Mason"), the Fund's distributor (address and telephone number listed at right).

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      Dated: May 1, 1996, as amended December 24, 1996


      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476
      Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000
      800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS
     THE LEGG MASON TAX EXEMPT TRUST, INC.

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

FUND TYPE:
          The Fund is a no-load, open-end, diversified management investment company. You may purchase or redeem shares of the Fund through a brokerage account with Legg Mason or certain of its affiliates. See "How You Can Invest in the Fund," page 8, and "How You Can Redeem Your Fund Shares," page 10.

FUND STARTED:
          July 14, 1983

NET ASSETS:
          Over $266 million as of February 29, 1996

INVESTMENT OBJECTIVES AND POLICIES:
          The Fund's investment objectives are to produce high current income exempt from federal income tax, to preserve capital, and to maintain liquidity. The Fund normally attempts to meet these investment objectives by investing its assets primarily in short-term, high-quality municipal obligations, the interest on which is exempt from federal income tax and is not a TPI. Of course, there can be no assurance that the Fund will achieve its objectives. See "The Fund's Investment Objectives and Policies," page 6.

DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated

MANAGEMENT AND ADVISER:
          Legg Mason Fund Adviser, Inc. serves as the Fund's manager and investment adviser.

TRANSFER AND SHAREHOLDER SERVICING AGENT:
          Boston Financial Data Services

CUSTODIAN:
          State Street Bank and Trust Company

EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 13.

YIELD:
          Varies with current tax-exempt money market rates; quoted in the financial section of most newspapers.

DIVIDENDS:
          Declared daily and paid monthly.

REINVESTMENT:
          All dividends are automatically reinvested in Fund shares unless cash payments are requested.

INITIAL PURCHASE:
          $1,000 minimum, generally.

SUBSEQUENT PURCHASES:
          $500 minimum, generally. See "How You Can Invest in the Fund," page 8.

PURCHASE METHODS:
          Send bank/personal check or wire federal funds.

PUBLIC OFFERING PRICE PER SHARE:
          Net asset value, which the Fund seeks to maintain at $1.00 per share.

CHECKWRITING:
          Available to qualified shareholders upon request. Unlimited number of checks. Minimum amount per check: $250.

FUND EXPENSES

    The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses for the year ended December 31, 1995.


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fees                                 0.50 %
12b-1 fees                                      0.10 %(A)
Other expenses                                  0.16 %(B)
Total operating expenses                        0.76 %(B)



(A) Effective January 10, 1997, the Fund will begin compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets. The fee shown reflects determination by Legg Mason to request payment of, and determination by the Board to pay, less than the full amount of the authorized 12b-1 fee. If the full amount of the fee were paid, 12b-1 fees would be 0.20% and total operating expenses would be 0.86%.


(B) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to reduce custodian expenses. The Total operating expenses with this reduction were 0.75% of the Fund's average net assets, and Other expenses were 0.15%.


EXAMPLE
    The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.


1 YEAR     3 YEARS     5 YEARS     10 YEARS
  $8         $24         $42         $ 94


    This example assumes that all dividends are reinvested and that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown. The above table and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE FUND'S PROJECTED OR ACTUAL PERFORMANCE. THE ABOVE TABLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Fund's actual expenses will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS

         The financial highlights for the years ended December 31, 1986 through 1995 have been derived from financial statements which have been audited by Coopers & Lybrand L.L.P., independent accountants. The Fund's financial statements for the year ended December 31, 1995 and the report of Coopers & Lybrand L.L.P. thereon are included in the Fund's annual report and are incorporated by reference in the Statement of Additional Information. The annual report is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                          1995       1994       1993       1992       1991       1990       1989       1988

PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
        year                              $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
      Net investment income                 .0313      .0223      .0174      .0231      .0386      .0518      .0571     .0464
      Dividends paid from net
        investment income                  (.0313)    (.0223)    (.0174)    (.0231)    (.0386)    (.0518)    (.0571)   (.0464)
      Net asset value, end of year        $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
      Total return                         3.17%      2.25%      1.75%      2.34%      3.93%      5.30%      5.86%     4.74%

RATIO/SUPPLEMENTAL DATA:
      Ratios to average net
        assets:
        Total expenses(A)                   .66%        --         --         --         --         --         --        --
        Net expenses(B)                     .65%       .65%       .69%       .73%       .69%       .70%       .72%      .69%
        Net investment
          income                           3.14%      2.23%      1.74%      2.33%      3.88%      5.18%      5.69%     4.63%
      Net assets, end of
        year (in
        thousands)                      $ 224,656  $ 222,490  $ 237,611  $ 170,046  $ 176,752  $ 183,756  $ 159,815  $ 95,364


                                           1987      1986
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
        year                              $1.00     $1.00
      Net investment income                 .0392     .0410
      Dividends paid from net
        investment income                  (.0392)   (.0410)
      Net asset value, end of year        $1.00     $1.00
      Total return                         3.99%     4.18%
RATIO/SUPPLEMENTAL DATA:
      Ratios to average net
        assets:
        Total expenses(A)                    --        --
        Net expenses(B)                     .74%      .71%
        Net investment
          income                           3.97%     4.04%
      Net assets, end of
        year (in
        thousands)                       $ 81,769  $ 84,857

(A) PURSUANT TO NEW SECURITIES AND EXCHANGE COMMISSION REGULATIONS, EFFECTIVE DECEMBER 31, 1995, THIS RATIO REFLECTS TOTAL EXPENSES BEFORE COMPENSATING BALANCE CREDITS. PREVIOUSLY, THE CREDITS WERE INCLUDED IN THE RATIO.
(B) THIS RATIO REFLECTS TOTAL EXPENSES INCLUDING COMPENSATING BALANCE CREDITS.

PERFORMANCE INFORMATION

    From time to time, the Fund may quote its yield, including its compound effective yield, in advertisements or in reports or other communications to shareholders. The Fund's "yield" refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then "annualized," that is, the average daily net income generated by the investment during that week is assumed to be generated each day over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but assumes that the shareholder reinvests income earned by an investment. The Fund's effective yield will be slightly higher than the Fund's yield because of the compounding effect of this assumed reinvestment.
    The Fund also may quote its tax-equivalent yield and tax-equivalent effective yield. Tax-equivalent yield shows the taxable yield that would produce the same after-tax income at a stated tax rate as the Fund's tax-exempt yield. Tax-equivalent effective yield shows the taxable effective yield that would produce the same after-tax income at a stated tax rate as the Fund's tax-exempt effective yield.
    Yield information may be useful in reviewing the Fund's performance and providing a basis for comparison with other investment alternatives. However, the Fund's yield may change in response to fluctuations in market interest rates and Fund expenses. Past performance is not a guarantee of future performance.
    The Fund's yield for the seven-day period ended December 31, 1995 was 3.47%. The effective yield for the same period was 3.53%.

THE FUND'S INVESTMENT OBJECTIVES AND POLICIES

    The Fund is a diversified, open-end management investment company which seeks to produce high current income exempt from federal income tax, to preserve capital, and to maintain liquidity. Under normal conditions, the Fund invests primarily in short-term, high-quality municipal securities, the interest on which is exempt from federal income tax and is not a TPI. The Fund may also invest, to a limited extent, in taxable short-term money market instruments. The Fund attempts to maintain a constant net asset value of $1.00 per share. There is, of course, no assurance that the Fund will always be able to maintain a net asset value of $1.00 per share or that it will achieve its investment objectives.
    The Fund is not intended to be a balanced investment program and is not designed for investors who are unable to benefit from tax-exempt income or for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. The Fund is not an appropriate investment for "substantial users" of certain facilities financed by industrial development or private activity bonds or persons related to such "substantial users." See "Tax Treatment of Dividends," page 12, and "Additional Tax Information" in the Statement of Additional Information.

Municipal Obligations
    The Fund normally invests substantially all of its assets in a diversified portfolio of obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax and is not a TPI ("Municipal Obligations"). As a matter of fundamental policy, except during defensive periods, the Fund will maintain at least 80% of its assets invested in Municipal Obligations that have remaining maturities of one year or less or that are variable or floating rate demand notes. The balance of the Fund's assets is invested in Municipal Obligations that have remaining maturities of 397 days or less or that are variable or floating rate demand notes. For purposes of the above policy, the remaining maturities of variable or floating rate demand notes are calculated under the applicable SEC guidelines. The Fund maintains a dollar-weighted average maturity of 90 days or less.
    The Fund limits its investments to obligations which, pursuant to procedures adopted by the Board of Directors, present minimal credit risk in the opinion of the Adviser, and are rated in one of the two highest short-term ratings categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or one NRSRO if only rated by one or, if unrated by any NRSRO, are determined to be of comparable quality by the Adviser. Currently, there are six NRSROs, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). A discussion of the S&P and Moody's ratings is contained in the Statement of Additional Information. The Fund does not intend to invest more than 25% of its net assets in (1) Municipal Obligations whose issuers are located in the same state, (2) Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities, or (3) industrial development bonds or private activity bonds issued by issuers in the same industries, provided that, for the purpose of this restriction, there is no limitation with respect to investments in U.S. Treasury bills or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund considers the "issuer" of a Municipal Obligation to be the entity responsible for payment. Thus, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus. In certain circumstances, the non-government user of facilities financed by industrial development bonds or private activity bonds is considered to be the issuer.
    The yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, general conditions of the Municipal Obligations market, the financial condition of the issuer, the size of the particular offering, the maturity of the obligation, the credit quality and ratings of the issue and expectations regarding changes in income tax rates. The ratings of NRSROs represent their opinion as to the quality of the Municipal Obligations that they undertake to rate. The ratings are not guarantees as to quality and may change after the Fund has acquired a security.
    Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, refunding outstanding obligations, obtaining funds for general operating expenses and making loans to other public institutions and facilities. Industrial development bonds and private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities.
    "General obligation bonds" are secured by the issuer's pledge of its full faith and credit, including its taxing power. "Revenue bonds" are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source, such as the corporate user of the facility being financed. Industrial development bonds and private activity bonds are usually revenue bonds and are not payable from the unrestricted revenues of a municipality. The credit quality of industrial development bonds and private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Municipal Obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
    The Fund's portfolio will be affected by general changes in market interest rates resulting in increases or decreases in the value of the Municipal Obligations held by the Fund. Investors should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
    Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Efforts are also under way that may result in a "flat tax" or other restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

When-Issued Securities
    The Fund may enter into commitments to purchase Municipal Obligations on a when-issued basis. When-issued securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of any security, when the Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, the Fund does not pay for such securities until they are delivered to the Fund, normally 7 to 45 days later. To meet that payment obligation, the Fund will establish a segregated account with its custodian and maintain cash or liquid high grade debt securities, in an amount at least equal in value to the payment that will be due. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity by the Fund to make an alternative investment. Commitments to purchase when-issued securities will not exceed, in the aggregate, 25% of the Fund's total assets.

Stand-By Commitments
    The Fund may acquire "stand-by commitments" with respect to its investments in Municipal Obligations. A stand-by commitment is a put (that is, the right to sell the underlying security within a specified period of time at a specified exercise price that may be sold, transferred or assigned only with the underlying security) that entitles the Fund to same-day settlement. Under a stand-by commitment, a broker, dealer or bank agrees to purchase, at the Fund's option, specified Municipal Obligations at amortized cost plus accrued interest. The total amount paid for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the Fund's total asset value calculated immediately after each stand-by commitment is acquired.

Variable Rate and Floating Rate Obligations
    The Fund may invest in variable rate Municipal Obligations and notes. Variable rate obligations have a yield that is adjusted periodically based upon market conditions.
    The Fund may also invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest. These notes may be supported by an unconditional bank letter of credit guaranteeing payment of the principal or both the principal and accrued interest. The Fund, as permitted by the SEC, may rely on the credit enhancement in purchasing demand notes. Because the Fund invests in such securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. Floating rate demand notes have an interest rate related to a known lending rate, such as the prime rate, and are automatically adjusted when such known rate changes. The Fund may invest in variable rate and floating rate notes carrying stated maturities in excess of 397 days at the date of purchase by the Fund if such obligations carry demand features that comply with conditions established by the SEC. In such cases, the Fund is entitled to consider the note as having a maturity of 397 days or less, based on the date the interest rate will be reset or when the principal can be recovered through demand.

Temporary Investments
    From time to time for liquidity purposes or pending the investment of the proceeds of the sale of shares, the Fund may invest in and derive up to 20% of its income from taxable short-term investments consisting of: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit and bankers' acceptances of U.S. domestic banks with assets of one billion dollars or more; commercial paper or other corporate notes of high grade quality; and any of such items subject to short-term repurchase agreements. Interest earned from such taxable investments will be taxable to investors as ordinary income when distributed to them. For temporary defensive purposes, the Fund may invest up to 100% of its assets in U.S. government securities and other taxable short-term instruments.

Investment Limitations
    The Fund has adopted certain fundamental limitations that, like its investment objectives and its policy of investing (except during defensive periods) at least 80% of its assets in short-term Municipal Obligations, can be changed only by the vote of Fund shareholders. These investment limitations are set forth under "Investment Limitations" in the Statement of Additional Information. Other Fund policies, unless described as fundamental, can be changed by action of the Board of Directors.

HOW YOU CAN INVEST IN THE FUND
    You may purchase shares of the Fund through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason (Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company). Your Legg Mason or affiliated investment executive will be pleased to explain the shareholder services available from the Fund and answer any questions you may have.
    The minimum initial investment in the Fund for each account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $500, except as noted below. Those investing through the Fund's Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic transfer of funds from Legg Mason brokerage accounts, accounts with other financial institutions and certain unit investment trusts are subject to lower minimum initial and subsequent investments. The

Fund reserves the right to change the minimum amount requirements at its discretion. You should always furnish your shareholder account number when making additional purchases of shares.
    Clients of certain institutions that maintain omnibus accounts with the Fund's transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Fund's distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.
    Cash held in Legg Mason brokerage accounts of Fund shareholders may be invested in the Fund during regularly scheduled "sweeps" of such accounts made twice each month. (Brokerage accounts participating in the Premier Asset Management Account described on page 12 are swept daily for free credit balances of $100 or more and weekly for free credit balances of less than $100.)

    There are four ways you can invest:

1. BY MAIL
    Once you have opened an account with the Fund, you may purchase shares by mail by sending a check for $500 or more (payable to "Legg Mason Tax Exempt Trust, Inc.") to:
    Legg Mason Tax Exempt Trust, Inc.
    P.O. Box 1476
    Baltimore, Maryland 21203-1476
    [Insert your name and account number]

2. BY TELEPHONE OR WIRE TRANSFER OF FUNDS

    Once you have opened an account with the Fund, you may also purchase shares by telephone from available cash balances in your Legg Mason or affiliated brokerage account or by wire transfer of funds from your bank directly to Legg Mason. Please contact any Legg Mason or affiliated investment executive for further information. Wire transfers may be subject to a service charge by your bank.

3. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN

    You may also buy shares in the Fund through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Fund of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Fund's transfer agent, to prepare a check each month drawn on your checking account. Please contact any Legg Mason or affiliated investment executive for further information.

4. THROUGH AUTOMATIC INVESTMENTS

    Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares of the Fund. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in Fund shares. Persons interested in establishing such automatic investment programs should contact the Fund through any Legg Mason or affiliated investment executive.

    Shares of the Fund are issued at the net asset value next determined after receipt of a purchase order and payment in proper form. Many instruments in which the Fund invests must be paid for in immediately available money called "federal funds." Therefore, payments received from you for the purchase of shares in other than federal funds form will require conversion into federal funds before your purchase order may be executed. For checks, this normally will take two days but may take up to nine days. All checks are accepted subject to collection at full face value in federal funds and must be drawn in U.S. dollars on a domestic bank. Purchases made by telephone from available cash balances in your Legg Mason or affiliated brokerage account or by wire payments representing federal funds will normally be completed on the same or the next business day. If an order and payment in federal funds is received by your Legg Mason or affiliated investment executive prior to 12:00 noon, Eastern time, on any day that the New York Stock Exchange ("Exchange") is open, the shares will be purchased and earn dividends on that day; if such an order is received at 12:00 noon or later, or on days the Exchange is closed, the shares will be purchased at the next determined net asset value and will earn dividends on the next day the Exchange is open. See "How Net Asset Value is Determined," page 11.

    The Fund reserves the right to reject any order for shares of the Fund or to suspend the offering of shares for a period of time.

HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED
    When you initially purchase shares of the Fund, a shareholder account is automatically established for you. Any shares that you purchase or receive as a dividend will be credited directly to your account at the time of purchase or receipt. No certificates are issued unless you specifically request them in writing. Shareholders who elect to receive certificates can redeem their shares only by mail. Certificates will be issued in full shares only. No certificates will be issued for shares prior to 10 business days after purchase of such shares by check unless the Fund can be reasonably assured during that period that payment of the full purchase price of such shares has been collected. Fund shares may not be held in or transferred to an account with any brokerage firm other than Legg Mason or its affiliates.

HOW YOU CAN REDEEM YOUR FUND SHARES
    All redemptions will be made in cash at the net asset value per share next determined after the receipt by the Fund of a redemption request in proper form, either in writing or by telephone as described below. Requests for redemption received after 12:00 noon, Eastern time, will be executed on the next day the Exchange is open, at the net asset value next determined. However, payment of redemption proceeds for shares purchased by check and shares acquired through reinvestment of dividends on such shares may be delayed for up to 10 days after receipt of the check in order to allow time for the check to clear. Any of the following methods may be used to redeem shares:

1. REDEMPTION BY TELEPHONE
    Telephone redemptions may be made by calling your Legg Mason or affiliated investment executive. However, you may not redeem shares by telephone for which certificates have been issued. The minimum amount for telephone redemptions is $100 unless you require a lesser amount to complete a transaction in your Legg Mason or affiliated brokerage account. Proceeds of redemptions requested by telephone will be transmitted only to you. They may be transferred by mail or wire, at your direction (see below). Proceeds of redemptions authorized by telephone will be credited to your Legg Mason or affiliated brokerage account the same day. Checks representing redemption proceeds normally will be mailed within three business days of redemption but may take longer, as permitted by law (up to seven days in some cases) if the Adviser believes that immediate payment could adversely affect the Fund. Wire transfers of proceeds to you or your Legg Mason or affiliated brokerage account will normally be transmitted the same day.
    To make a telephone redemption, you should call your Legg Mason or affiliated investment executive and provide your name, the Fund's name, your Fund account number and the number of shares or dollar amount you wish to redeem. In the event that you are unable to reach your Legg Mason or affiliated investment executive by telephone, you may make a redemption request by mail. There is no fee for telephone redemptions with the exception of wire redemptions made by telephone, as described below.
    You may request by telephone that your shares be redeemed and the proceeds wired to your account at a commercial bank in the United States. In order to initiate a wire redemption by telephone, you must inform your Legg Mason or affiliated investment executive of the name and address of your bank and your bank account number. If your designated bank is not a member of the Federal Reserve System, the proceeds will be wired to a member bank that has a correspondent relationship with your bank. The failure of the member bank to notify your bank immediately of the wire transfer could delay the crediting of redemption proceeds to your bank. An $18 fee for using the wire redemption service will be deducted by Legg Mason or its affiliate from the redemption proceeds that are wired to your bank.
    The Fund will not be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. The Fund may request identifying information from callers or employ identification numbers. The Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures.

Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Legg Mason or affiliated investment executive for further instructions.

2. REDEMPTION BY CHECK
    The Fund offers a free checkwriting service that permits you to write checks to anyone in amounts of $250 or more. The checks will be paid at the time they are received by BFDS by redeeming the appropriate number of shares in your account; the shares will earn dividends until the check clears BFDS for payment. Please contact your Legg Mason or affiliated investment executive for further information regarding this service.

3. REDEMPTION BY MAIL
    You may request the redemption of your shares by sending a letter signed by all of the registered owners of the account to: "Legg Mason Tax Exempt Trust, Inc., c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476." Any stock certificates issued for the shares must be surrendered at the same time. For your protection, certificates, if any, should be sent by registered mail. On all requests for the redemption of shares valued at $10,000 or more, or when the proceeds of the redemption are to be paid to someone other than you, your signature must have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934. Legg Mason or its affiliates may request further documentation from corporations, executors, partnerships, administrators, trustees or custodians. Checks normally will be mailed within three business days of receipt of a proper redemption request to your address of record or, in accordance with your written request, to some other person.

4. REDEMPTION TO PAY FOR SECURITIES PURCHASES AT LEGG MASON
    Legg Mason has established special redemption procedures for Fund shareholders who wish to purchase stocks, bonds or other securities at Legg Mason. You may place an order to buy securities through your Legg Mason or affiliated investment executive and, in the absence of any indication that you wish to make payment in another manner, Fund shares will be redeemed on the settlement date for the amount due. Fund shares may also be redeemed by Legg Mason to cover debit balances in your brokerage account. Contact your Legg Mason or affiliated investment executive for details.

    Because of the relatively high cost of maintaining small accounts, the Fund may elect to close any account with a current value due to redemptions of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. If the Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days to make an additional investment to avoid having your account closed.
    The Statement of Additional Information describes several circumstances in which the date of redemption may be postponed or the right of redemption suspended for more than seven days.

HOW NET ASSET VALUE IS DETERMINED
    Net asset value per Fund share is determined twice daily, as of 12:00 noon, Eastern time, and as of the close of business of the Exchange (normally 4:00 p.m., Eastern time), on every day that the Exchange is open, by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding. The Fund attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation. The Fund cannot guarantee that net asset value will always remain at $1.00 per share.

DIVIDENDS
    Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in shares of the Fund unless cash payments are requested by writing to a Legg Mason or affiliated investment executive. Requests for payments of dividends in cash must be received at least 10 days prior to a payment date in order to be honored on that date.
    In certain cases, you may reinvest your dividends in shares of another Legg Mason fund. Please contact your Legg Mason or affiliated investment executive for additional information about this option.
    Because the Fund's policy is, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, it does not expect to realize any capital gain or loss. If the Fund does realize any net short-term capital gains, it will distribute them at least once every 12 months.

TAX TREATMENT OF DIVIDENDS
    The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986. If the Fund so qualifies and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income for federal income tax purposes, the Fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends (other than distributions of net short-term capital gains, if any), as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income; however, the amount of such dividends must be reported on the recipient's federal income tax return.
    Interest on indebtedness incurred or maintained by a shareholder in order to purchase or hold Fund shares is not deductible. Dividends derived from interest on Municipal Obligations may not be exempt from taxation under state or local law.
    Shareholders receive information after the close of each calendar year concerning the federal income tax status of all dividends.
    The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations, which are applicable to any investment in the Fund, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
    An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to shareholders at least semiannually showing the Fund's portfolio and other information; the annual report will contain financial statements audited by the Fund's independent accountants.
    Shareholder inquiries should be addressed to "Legg Mason Tax Exempt Trust, Inc., c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476."

SYSTEMATIC WITHDRAWAL PLAN
    You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Please contact your Legg Mason or affiliated investment executive for further information.

PREMIER ASSET MANAGEMENT ACCOUNT
    Shareholders may participate in Legg Mason's Premier Asset Management Account, which combines the Fund account, a VISA Gold debit card and a Legg Mason brokerage account with margin borrowing availability and unlimited checks with no minimum check amount. Other services include automatic transfer of free credit balances in a participant's brokerage account to the Fund account and automatic redemption of Fund shares to offset debit balances in the participant's brokerage account. Legg Mason charges an annual fee for the Premier Asset Management Account, which is currently $85 for individuals and $100 for corporations and businesses. For further information, contact your Legg Mason or affiliated investment executive.

EXCHANGE PRIVILEGE
    As a Fund shareholder, you are entitled to exchange your shares of the Fund for shares of the following funds in the Legg Mason Family of Funds, provided that such shares are eligible for sale in your state of residence:

Legg Mason Cash Reserve Trust
    A money market fund seeking stability of principal and current income consistent with stability of principal.

Legg Mason U.S. Government Money Market Portfolio
    A money market fund seeking high current income consistent with liquidity and conservation of principal.

Legg Mason Value Trust, Inc.
    A mutual fund seeking long-term growth of capital.

Legg Mason Special Investment Trust, Inc.
    A mutual fund seeking appreciation by investing principally in issuers with market capitalizations of less than $2.5 billion.

Legg Mason Total Return Trust, Inc.
    A mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Legg Mason American Leading Companies Trust
    A mutual fund seeking long-term capital appreciation and current income consistent with prudent investment risk.

Legg Mason International Equity Trust
    A mutual fund seeking maximum long-term total return, by investing primarily in common stocks of companies located outside the United States.

Legg Mason Emerging Markets Trust
    A mutual fund seeking long-term capital appreciation, by investing primarily in equity securities of companies based in or doing business in emerging markets countries.

Legg Mason Global Government Trust
    A mutual fund seeking capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk, by investing principally in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities or political subdivisions.

Legg Mason U.S. Government Intermediate-Term Portfolio
    A mutual fund seeking high current income consistent with prudent investment risk and liquidity needs, primarily by investing in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, while maintaining an average dollar-weighted maturity of between three and ten years.

Legg Mason Investment Grade Income Portfolio
    A mutual fund seeking a high level of current income, through investment in a diversified portfolio consisting primarily of investment grade debt securities.

Legg Mason High Yield Portfolio
    A mutual fund primarily seeking a high level of current income and secondarily, capital appreciation, by investing principally in lower-rated, fixed-income securities.

Legg Mason Maryland Tax-Free Income Trust(A)
    A tax-exempt municipal bond fund seeking a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

Legg Mason Pennsylvania Tax-Free Income Trust(A)
    A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital.

Legg Mason Tax-Free Intermediate-Term Income Trust(A,B)
    A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax, consistent with prudent investment risk.

(A) Shares of these funds are sold with an initial sales charge.

(B) Effective August 1, 1995 through July 31, 1996, the sales charge will be waived for all new accounts and subsequent investments into existing accounts. After July 31, 1996, any exchanges of these shares will be subject to the full sales charge, if any, since no sales charge will have been paid on shares purchased during this period.

    Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value next determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but the Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the Fund in one calendar year.
    To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Legg Mason or affiliated investment executive. To effect an exchange by telephone, please call your Legg Mason or affiliated investment executive with the information described in the section "How You Can Redeem Your Fund
Shares -- Redemption by Telephone," page 10. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other funds carefully before you invest by exchange. The Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.
    There is no assurance the money market funds will be able to maintain a $1.00 share price. None of the funds is insured or guaranteed by the U.S. Government.

THE FUND'S MANAGEMENT AND INVESTMENT ADVISER
BOARD OF DIRECTORS
    The business and affairs of the Fund are managed under the direction of the Corporation's Board of Directors.

ADVISER
    Pursuant to an advisory agreement with the Fund, which was approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc. ("Adviser"), a wholly owned subsidiary of Legg Mason, Inc., serves as the Fund's investment adviser and manager. The Adviser manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. The Fund pays the Adviser, pursuant to the Advisory Agreement, a fee equal to an annual rate of 0.50% of the Fund's average daily net assets.
    The Adviser acts as investment adviser, manager or consultant to sixteen investment company portfolios which had aggregate assets under management of over $5.4 billion as of February 29, 1996. The Adviser's address is 111 South Calvert Street, Baltimore, Maryland 21202.
    Legg Mason receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions. For the year ended December 31, 1995, Legg Mason received $41,658 for performing such services in connection with this Fund.

THE FUND'S DISTRIBUTOR

    Legg Mason acts as distributor of the Fund's shares pursuant to an Underwriting Agreement with the Fund. Pursuant to the Fund's Distribution Plan, the Fund may pay a distribution fee for these distribution services not to exceed an annual rate of 0.20% of the Fund's average daily net assets. Effective January 10, 1997, the Fund will begin compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets.


    Activities for which payments may be made include, but are not limited to, compensation to persons, including Legg Mason investment executives, who engage in or support distribution of shares or who provide shareholder services, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead and telephone expenses.

    The Chairman, President and Treasurer of the Fund are employed by Legg
Mason.

THE FUND'S CUSTODIAN AND TRANSFER AGENT
    State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is custodian for the securities and cash of the Fund. Boston Financial Data Services, P.O. Box 953, Boston, MA 02103 is transfer agent for Fund shares, and dividend-disbursing agent for the Fund.

DESCRIPTION OF THE CORPORATION AND ITS SHARES
    The Corporation is a diversified, open-end management investment company which was incorporated in Maryland on July 26, 1982. The Corporation is authorized to issue multiple series of capital stock, each with a par value of $.001 per share, at the discretion of the Board of Directors. To date, the directors have authorized the issuance of only one series: shares in the Fund. Each share in the Fund is entitled to one vote for the election of directors and any other matter submitted to a shareholder vote. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the Fund are fully paid and nonassessable and have no preemptive or conversion rights.
    Shareholder meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a material increase in the fees payable under the plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to the Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.